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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report, included in this form 10-K/A, into the Company's previously filed Registration Statement File No. 33-88186.

                                            ARTHUR ANDERSEN LLP

Chicago, Illinois
June 28, 1999